                                                             EXHIBIT (H)(15)(B)

                              AMENDMENT NO. 4 TO
                            PARTICIPATION AGREEMENT

   American General Life Insurance Company, Pioneer Variable Contracts Trust, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. hereby amend the Participation Agreement made and entered into as of December 10, 2004 as follows:

     1. The signature of Pioneer Funds Distributor, Inc., a party to this Agreement, is being added to the foregoing Amendment and is hereby deemed to apply to the Participation Agreement entered into on December 10, 2004, Amendment No. 1 to Participation Agreement effective as of February 1, 2006, Amendment No. 2 to Participation Agreement effective as of August 31, 2007, and Amendment No. 3 to Participation Agreement effective as of February 1, 2008, from which it was inadvertently omitted.

     2. Schedule A is hereby deleted in its entirety and replaced with the Schedule A attached hereto.

   IN WITNESS WHEREOF, the parties have hereunto affixed their respective authorized signatures, intending that this Amendment No. 4 be effective as of the 15th day of September, 2008 except as otherwise indicated in Schedule A hereto.

AMERICAN GENERAL LIFE INSURANCE
COMPANY
                                         ATTEST:

By:                                      By:
        -------------------------------           --------------------------------------
Name:                                    Name:
        -------------------------------           --------------------------------------
Title:                                   Title:
        -------------------------------           --------------------------------------
                                                     (Corporate Seal)

PIONEER VARIABLE CONTRACTS TRUST,
On behalf of the Portfolios
By its authorized officer and not
individually,

By:
        -------------------------------
Name:
        -------------------------------
Title:
        -------------------------------

PIONEER INVESTMENT MANAGEMENT, INC.
By its authorized officer,

By:
         --------------------------
Name:
         --------------------------
Title:
         --------------------------

PIONEER FUNDS DISTRIBUTOR, INC.
By its authorized officer,

By:
         --------------------------
Name:
         --------------------------
Title:
         --------------------------

                                  SCHEDULE A

                      ACCOUNTS, CONTRACTS AND PORTFOLIOS
                    SUBJECT TO THE PARTICIPATION AGREEMENT
   (Effective as of September 15, 2008, except as otherwise indicated below)

NAME OF SEPARATE
ACCOUNT AND DATE                                                     PORTFOLIOS AND
ESTABLISHED BY BOARD OF              CONTRACTS FUNDED                CLASS OF SHARES
DIRECTORS                           BY SEPARATE ACCOUNT          AVAILABLE TO CONTRACTS
-----------------------        -----------------------------  -----------------------------
American General Life          Platinum Investor Variable     Pioneer Fund VCT Portfolio
Insurance Company Separate     Annuity                        (Class I)
Account D, established                                        Pioneer Growth Opportunities
November 19, 1973                                             VCT Portfolio (Class I)

American General Life          Platinum Investor Immediate    Pioneer Mid Cap Value VCT
Insurance Company Separate     Variable Annuity (effective    Portfolio (Class I)
Account D, established         as of May 1, 2006)
November 19, 1973

American General Life          Corporate America Variable     Pioneer Growth Opportunities
Insurance Company Separate     Life Insurance Policies /1/    VCT Portfolio (Class I)
Account                                                       Pioneer Mid Cap Value
VL-R, established May 6, 1997                                 VCT Portfolio (Class I)

American General Life          Platinum Investor I Variable   Pioneer Fund VCT Portfolio
Insurance Company Separate     Life Insurance Policies        (Class I)
Account                                                       Pioneer Growth Opportunities
VL-R, established May 6, 1997  Platinum Investor Survivor     VCT Portfolio (Class I)
                               Variable Life Insurance
                               Policies

American General Life          Platinum Investor II Variable  Pioneer Fund VCT Portfolio
Insurance Company Separate     Life Insurance Policies /2/    (Class I)
Account                                                       Pioneer Growth Opportunities
VL-R, established May 6, 1997  Platinum Investor III          VCT Portfolio (Class I)
                               Variable Life Insurance        Pioneer Mid Cap Value VCT
                               Policies /2/                   Portfolio (Class I)

                               Platinum Investor PLUS
                               Variable Life Insurance
                               Policies /2/
                               Platinum Investor Survivor II
                               Variable Life Insurance
                               Policies /2/

NAME OF SEPARATE
ACCOUNT AND DATE                                                     PORTFOLIOS AND
ESTABLISHED BY BOARD OF              CONTRACTS FUNDED                CLASS OF SHARES
DIRECTORS                           BY SEPARATE ACCOUNT          AVAILABLE TO CONTRACTS
-----------------------        -----------------------------  -----------------------------
American General Life          Platinum Investor IV Variable  Pioneer Mid Cap Value VCT
Insurance Company Separate     Life Insurance Policies        Portfolio (Class I)
Account VL-R, established      (effective as of May 1, 2006)
May 6, 1997
                               Platinum Investor
                               FlexDirector Variable Life
                               Insurance Policies (effective
                               as of May 1, 2006)

                               Platinum Investor VIP
                               Variable Life Insurance
                               Policies

                               AIG Corporate Investor
                               Variable Life Insurance
                               Policies (effective as of
                               August 31, 2007)

                               AIG Income Advantage VUL
                               Variable Life Insurance
                               Policies
                               (effective as of October 1,
                               2007)

                               AIG Protection Advantage VUL
                               Variable Life Insurance
                               Policies (effective as of
                               February 1, 2008)

                               AIG Income Advantage Select
                               Variable Life Insurance
                               Policies (effective as of
                               September 15, 2008)

American General Life          American General Signature     Pioneer Fund VCT Portfolio
Insurance Company Separate     Products                       (Class I)
Account                                                       Pioneer Growth Opportunities
VL-U LIS, established                                         VCT Portfolio (Class I)
October 19, 1998

/1/   Effective August 31, 2007, the Pioneer Mid Cap Value VCT Portfolio (Class
      I) was added as an investment option to this contract.

/2/ Effective May 1, 2006, the Pioneer Mid Cap Value VCT Portfolio (Class I) was added as an investment option to this contract.